Mairs and Power

Growth Fund, Inc.

1st Quarter Report

March 31, 2006

To Our Shareholders:	May 19, 2006

FIRST QUARTER RESULTS

Propelled by better than expected earnings reports, the Growth Fund experienced a relatively strong first quarter investment performance along with the overall stock market.  The Fund achieved a total return of 5.1% compared to somewhat lower comparable returns of 4.3% for the Dow Jones Industrial Average and 4.2% for the Standard & Poor’s 500 Stock Index.  However, the Fund also slightly under-performed a Lipper universe of 1,066 multicap core funds which produced an average return of 5.3%.

The economy rebounded nicely during the first quarter with real Gross Domestic Product showing a 4.8% increase (preliminary basis) compared to a rather weak 1.7% gain in the fourth quarter of 2005.  The primary impetus for the recovery came from consumer spending which showed a surprisingly robust 5.5% rate of increase.  Business spending also remained quite strong with a 16.0% increase for equipment and software.  This strength resulted in earnings growth for large corporations again coming in ahead of expectations at an estimated 13-14% rate.

Because of the recent re-acceleration of economic growth, the Federal Reserve has continued its policy of gradually tightening monetary policy with one-quarter percentage point increases in the federal funds rate.  The latest Fed action took place on May 10th when the rate was raised to 5%. With longer term rates becoming more responsive to inflation concerns, the Treasury yield curve has now moved from a slight inversion to an almost straight line in recent weeks.

The first quarter stock market strength was thought to be mostly attributable to better than expected corporate earnings growth and the hope that Fed tightening was near an end.  Those areas most sensitive to the economy such as basic industries (construction materials, metals and mining), capital goods (machinery), energy (energy equipment and services), technology (communications equipment, electrical equipment and electronic equipment and instruments) and transportation (rail and trucking) performed the best.  Those sectors considered more defensive in nature, including consumer staples (beverages, household products and tobacco), health care, financials and utilities, performed less well.  Among individual holdings in the Fund, H. B. Fuller (+60.1%), Corning (+36.9%), Graco (+24.5%) and MTS Systems (+20.8%) did the best while Intel (-22.5%), St. Jude Medical (-18.3%) and Medtronic (-11.8%) performed the worst.

FUTURE OUTLOOK

While the economy continues to perform extremely well at the current time, the momentum seems likely to slow in the months to come.  Unless personal income continues to grow at recent above-average rates, consumer spending should begin showing the effects of higher energy costs and rising interest rates.  Business spending may hold up longer due to the under-investment that has occurred during recent years and the need to remain competitive in the global market place. Corporate earnings growth is also expected to slow to a rate more in line with the long-term historical rate of approximately 7%.

Recent strength in the economy and an up-tick in the core rate of inflation almost seem to guarantee another quarter point increase in the federal funds rate at the next Fed meeting in late June.  However, further increases will depend on the resiliency of economic growth in the months to come together with the possibility of an escalating rate of inflation.  A gradual steepening of the Treasury interest rate curve would likely take place if inflationary pressures continue to build.

The recent correction in the stock market seems likely to usher in a period of greater volatility if interest rates move higher and corporate earnings progress becomes less certain.  Nevertheless, with continuing earnings growth expected and valuation levels (15.5x estimated 2006 S & P 500 earnings) still reasonable, market levels do not appear to carry an inordinate degree of risk at this time.  Consequently, we continue to believe that stocks remain attractive, especially relative to fixed income investment alternatives which most certainly will continue to struggle in a rising interest rate environment.

William B. Frels

President and Lead Manager

Mark L. Henneman

Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com.  Read it carefully before investing.

Fund Performance	as of March 31, 2006

Ten years of investment performance (through March 31, 2006)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended March 31, 2006

	1 year	5 years	10 years	20 years

Mairs and Power Growth Fund	12.35%	11.25%	14.01%	14.36%

Performance data quoted represents past performance and does not guarantee future results.  All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.  The CPI represents changes in the prices paid by urban consumers for a representative basket of goods and services.  You cannot invest directly in an index.

Fund Information	as of March 31, 2006

Portfolio Managers

William B. Frels, lead manager, since 2004
Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager, since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$75.35
Total Net Assets (TNA)	$2,655,053,806
2005 Expense Ratio	0.70%
2005 Portfolio Turnover Rate	2.77%
Fund Inception Year	1958
Number of Holdings	42
Median Market Capitalization (billions)	$4.8
Sales Charge	None (2)
Income Distribution	Semi-Annually
Capital Gain Distribution	Annually

Top Ten Portfolio Holdings (Percent of TNA) (1)

Wells Fargo & Co.	4.4%
Emerson Electric Co.	4.0%
Graco Inc.	3.9%
3M Co.	3.8%
The Valspar Corp.	3.7%
Target Corp.	3.7%
Medtronic, Inc.	3.7%
H. B. Fuller Co.	3.5%
EcoLab Inc.	3.4%
U.S. Bancorp	3.3%

Portfolio Diversification (Percent of TNA)

Health Care	16.6%
Financial	16.2%
Technology	14.9%
Basic Industries	13.3%
Capital Goods	12.0%
Consumer Cyclical	9.0%
Consumer Staple	8.3%
Diversified	6.9%
Short-Term Investments	2.0%
Utilities	0.7%
Other Net Assets	0.1%

(1)          All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

(2)          Although the Fund is no-load, investment management fees and other expenses still apply.

Schedule of Investments (unaudited)	as of March 31, 2006

Number of Shares	Security Description	Market Value
	COMMON STOCKS 97.9%
	BASIC INDUSTRIES 13.3%
2,209,000	Bemis Co., Inc.	$69,760,220
2,370,000	Ecolab Inc.	90,534,000
1,840,000	H. B. Fuller Co. (b)	94,465,600
3,510,000	The Valspar Corp.	97,823,700
		352,583,520
	CAPITAL GOODS 12.0%
2,360,000	Donaldson Co., Inc.	79,744,400
2,265,000	Graco Inc.	102,898,950
1,244,500	MTS Systems Corp. (b)	52,057,435
2,070,000	Pentair, Inc.	84,352,500
		319,053,285
	CONSUMER CYCLICAL 9.0%
1,290,000	Briggs and Stratton Corp.	45,627,300
277,200	G & K Services, Inc. - Cl A	11,792,088
1,880,000	Target Corp.	97,778,800
1,750,000	The Toro Company	83,562,500
		238,760,688
	CONSUMER STAPLE 8.3%
1,560,000	General Mills, Inc.	79,060,800
2,040,000	Hormel Foods Corp.	68,952,000
2,350,000	SUPERVALU Inc.	72,427,000
		220,439,800
	DIVERSIFIED 6.9%
2,370,000	General Electric Co.	82,428,600
1,330,000	3M Co.	100,667,700
		183,096,300
	FINANCIAL 16.2%
1,260,000	Associated Banc-Corp.	42,814,800
625,000	MoneyGram International Inc.	19,200,000
810,000	Principal Financial Group, Inc.	39,528,000
1,070,000	St. Paul Travelers Companies, Inc.	44,715,300
3,090,000	TCF Financial Corp.	79,567,500
2,880,000	U.S. Bancorp	87,840,000
1,850,000	Wells Fargo & Co.	118,159,500
		431,825,100
	HEALTH CARE 16.6%
1,550,000	Baxter International Inc.	60,155,500
1,360,000	Johnson & Johnson	80,539,200
1,920,000	Medtronic, Inc.	97,440,000
450,000	Merck & Co., Inc.	15,853,500
430,000	Patterson Cos., Inc.	15,136,000
2,520,000	Pfizer Inc.	62,798,400
1,360,000	St. Jude Medical, Inc. (a)	55,760,000

Number of Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	HEALTH CARE (continued)
785,000	SurModics, Inc. (a)	$27,757,600
440,000	Techne Corp. (a)	26,461,600
		441,901,800

TECHNOLOGY 14.9%

975,715	ADC Telecommunications, Inc. (a)	24,968,547
2,940,000	Ceridian Corp. (a)	74,823,000
1,260,000	Corning Inc. (a)	33,906,600
1,277,030	eFunds Corp. (a)	32,998,455
1,270,000	Emerson Electric Co.	106,210,100
1,700,000	Honeywell International Inc.	72,709,000
1,930,000	Intel Corp.	37,345,500
410,000	Stratasys, Inc. (a)	12,086,800
		395,048,002

UTILITIES 0.7%

530,000	Verizon Communications Inc.	18,051,800
	TOTAL COMMON STOCKS (cost $1,828,979,251)	2,600,760,295

PAR/Shares
	SHORT TERM INVESTMENTS 2.0%
31,436,098	First American Prime Obligation Fund Class Z Money Market Fund	$31,436,098
11,183,868	Merrill Lynch Institutional Money Market Fund	11,183,868
10,000,000	Prudential Funding Discounted Commercial Paper 4.68%, due 04/05/06	9,994,800

	TOTAL SHORT TERM INVESTMENTS (cost $52,614,766)	52,614,766

	TOTAL INVESTMENTS 99.9% (cost $1,881,594,017)	$2,653,375,061

	OTHER ASSETS AND LIABILITIES (NET) 0.1%	1,678,745

	TOTAL NET ASSETS 100%	$2,655,053,806

(a) Non-income producing

(b) Affiliated company (see Notes to Schedule of Investments)

Notes to Schedule of Investments (unaudited)

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price.  If the last price is below the bid, the bid will be the closing price.  Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.  When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors.  Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions.  As of March 31, 2006, no securities in the Fund were valued using this method.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income taxes

At March 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.  Net unrealized appreciation aggregated $771,781,044 of which $799,703,456 represented appreciated investment securities and $27,922,412 represented depreciated investment securities.

Transactions with affiliated companies

The Fund owns 5% or more of the voting securities of the following companies as of March 31, 2006.  As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940.  Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance December 31, 2005	Purchases	Sales	Balance March 31, 2006	Value at March 31, 2006
H.B. Fuller Co.	2,020,000	—	180,000	1,840,000	$94,465,600
MTS Systems Corp.	1,280,000	—	35,500	1,244,500	52,057,435
					$146,523,035

Mairs and Power Growth Fund, Inc.

A No-Load Fund

For Shareholder Account Information and Inquiries

Call 1-800-304-7404

Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, Minnesota 55101

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio  45202

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance	Charlton Dietz, Director
Officer & Secretary	Charles M. Osborne, Audit Committee
Peter G. Robb, Vice-President	Chair & Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director